Xerium Technologies, Inc. Third Quarter 2011 Selected Data – Earnings Call November 9, 2011 EXHIBIT 99.2

Forward Looking Statements
• This presentation and the remarks we may make today about Xerium’s future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Any forward-
looking statements which we make in this presentation or in our remarks today, represent our views only as of today. We disclaim any duty to update any of these forward-looking statements.
• Forward-looking statements involve risks and uncertainties, both known and unknown.  Our actual results may differ materially from these forward-looking statements due to a number of factors, including those factors discussed in our earnings press release dated November 8, 2011, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2010 and our Form 10-Qs for the quarters ended March 31 and June 30, 2011. Copies of these filings are available from the SEC and in the investor relations section of our website at www.xerium.com.
• These slides, the associated remarks and comments made during our third quarter
2011 financial results conference call, our earnings release dated November 8, 2011 and the reconciliation of certain non-GAAP financial information posted in the investor relations section of our website are integrally related and are intended to be presented and understood together.

US$ '000
60,000
55,000
50,000
45,000
40,000
35,000

	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11
Bookings	47,518	43,925	51,232	48,259	48,137	46,369	53,238	50,082	52,033	42,836	51,661	48,435	43,941	45,818	44,785

Bookings Analysis – Total Xerium
Order bookings for Q3 2011 were $134.5M compared to Q3 2010 of $142.7M, an $8.2M decrease.  Bookings in 2011 have been positively influenced as compared to 2010 by the
USD/Euro exchange rate.

24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
US$ '000
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11

	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11
Bookings	15,809	17,279	16,341	17,890	17,758	17,276	17,739	16,713	19,549	17,263	19,475	19,304	16,031	17,541	16,523

Bookings Analysis – Roll Coverings
Rolls Q3 2011 order bookings of $50.1M were slightly higher than Q3 2010’s $49.4M.
Bookings in 2011 have been positively influenced as compared to 2010 by the USD/Euro exchange rate.

Bookings Analysis – Paper Machine Clothing
New PMC order bookings of $84.5M are lower than Q3 2010 levels of $93.2M and down slightly vs. Q2 2011 of $86.9M.  Bookings of certain types of PMC are being constrained to prevent lead time extension. Bookings in 2011 have been positively influenced as compared to
2010 by the USD/Euro exchange rate.

19%
17%
15%
13%
11%
9%
7%
5%

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	Q3 2011 YTD
Asia-Pacific	12.1%	12.4%	12.8%	13.9%	12.6%	13.2%	14.0%	15.6%	13.5%	17.3%	18.6%

Percent of Revenue from Asia-Pacific Markets

Generally, over time, we expect growth in paper production to be greater in Asia-Pacific than in the more mature North America and Western European regions.

XERIUM TECHNOLOGIES, INC.

60%
50%
40%
30%
20%
10%
$ 50.4M
$ 20.8M

	'09 Q3	'09 Q4	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3
Clothing	28.4%	27.0%	31.5%	33.3%	41.0%	47.7%	48.6%	51.3%	51.7%
Rolls	13.3%	14.9%	22.3%	23.5%	24.8%	26.2%	36.9%	41.8%	41.1%

New Product Sales as a Percent of  Revenue
Meaningful progress continues on Xerium’s goal to increase its technological leadership.  Our goal is to derive 60% of XRM’s sales revenue from products developed within the prior five years, that make a measurable improvement in customer performance, are defendable long term and simultaneously reduce our operating costs.

Non Paper 2%
Innovation 28%
Rationalization 27%
Performance 43%

Innovation

- **Gain market share through application of unique performance features; capture premium pricing**
- Break through or new technology, defendable intellectual property that competitors can't replicate
- SmartRoll™, EDC, Impact, EnerSTAR™

Performance

- **Gain / Defend market share; recover lost pricing potential of mature products**
- Product introductions that significantly enhance contemporary product performance
- Tissue new products, spreader rolls new generation

Rationalization

- **Defend market share and price, drive internal savings**
- Product launches that while upgrading product performance, are primarily intended to reduce manufacturing, service and warranty costs
- ProSeam, Avantexx

Non Paper

- **Provide profitable growth in non-paper markets**
- This includes new products developed for the nonwoven textiles industry, fiber cement, oil field development, and other markets

Xerium’s New Product Categorization 8 New products are categorized by their level of innovation and strategic purpose

Total Xerium Quarterly Sales and Gross Margin
Q3 2011 sales increased 9.1% over Q3 2010 primarily due to increased sales volume and favorable currency.  Gross margin % is down slightly due primarily to higher raw material, unfavorable product mix due to higher growth of lower margin product lines and increased obsolescence expense due to favorable recovery in 2010 related to the sale of aged inventory.

40%
35%
30%
25%
20%
15%
'09 Q3
Sales = $130.3
'10 Q3
Sales = $135.9
'11 Q3
Sales = $148.2

	'09 Q3	'09 Q4	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3
SG&A % (A)	27.0%	31.3%	35.4%	28.9%	26.9%	25.1%	27.9%	26.3%	24.8%

S G & A as a Percent of Revenue, excluding
Operational & Financial Restructuring Expenses
(A) Excludes operational restructuring expenses
Note – a reconciliation of SG&A as a percentage of revenue excluding  operational restructuring expenses is available in the investor relations section of the Company’s website at www.xerium.com.
In Q3 2011, SG&A as a percent of sales is 24.8% as compared to Q3 2010 of 26.9%.  The improvement is driven primarily by higher sales, decreased environmental expense and decreased incentive compensation. These were offset by unfavorable currency impacts on SG&A.

XERIUM
TECHNOLOGIES, INC.

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$ Thousands
$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000

	'09 Q3	'09 Q4	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3
Adjusted EBITDA by Qtr	27,916	24,753	24,476	25,230	29,093	35,251	26,145	30,195	28,606
Adjusted EBITDA TTM	107,455	105,561	109,470	102,375	103,552	114,050	115,719	120,684	120,197

Trailing Twelve Month (“TTM”) Adjusted EBITDA
Note: Adjusted EBITDA at each quarter was the amount as calculated per the definition in the New Credit Facility with the exception that we have added back to net income (loss) per the terms of our prior credit facility financial restructuring costs incurred in Q1 ($9.6M) and Q2 ($15.3M) of 2010 as part of the reorganization. A reconciliation of Trailing Twelve Month Adjusted EBITDA to Net Income (Loss) and operating cash flows is available in the investor relations section of the Company’s website at www.xerium.com.

35%
30%
25%
20%
15%
$160
$150
$140
$130
$120
$110
$100

	'09 Q3	'09 Q4	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3
Revenue 000's	130.3	132.4	135.0	132.8	135.9	144.6	143.2	150.4	148.2
TWC% Qx4	27.8%	25.3%	25.6%	24.3%	26.5%	24.6%	27.7%	27.9%	26.7%

Trade Working Capital (“TWC”) as a Percent of
Revenue
Trade working capital % decreased 120 basis points versus Q2 2011 due to the strengthening of the dollar and reduced levels of inventories. The inventory pre-build implemented earlier in the year was completed in Q3.
Note:  a reconciliation of Trade Working Capital to Revenue is available in the investor relations section of the Company’s website at www.xerium.com.

$45
$30
000's
$15
$0

	2008	2009	2010	2011
CAPEX	39.0	19.5	27.9	18.9
2011 Estimate				30.0

Total Xerium Annual Capital Expenditures 2011 investments focus on new products and existing equipment capacity and performance upgrades. 13